UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934, as amended

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] [ ] [ ] [ ] [ ]

Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Under Rule 14a-12

BRIDGE BUILDER TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

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5)	Total fee paid:

[ ] [ ]

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BRIDGE BUILDER LARGE CAP GROWTH FUND

a series of

BRIDGE BUILDER TRUST

12555 Manchester Road

St. Louis, Missouri 63131

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders (the “Meeting”) of the Bridge Builder Large Cap Growth Fund (the “Fund”), a series of Bridge Builder Trust (the “Trust”). The Meeting is scheduled for 9:00 a.m. Central Time on December 6, 2024. If you are a shareholder of record of the Fund as of the close of business on October 18, 2024 (the “Record Date”), you are entitled to vote at the Meeting, and any adjournments or postponements of the Meeting.

The Meeting will be held in virtual meeting format only, via the Internet, with no physical in-person meeting. You will be able to attend and participate in the Meeting by registering online at https://www.viewproxy.com/BridgeBuilder/broadridgevsm/. If you plan on attending the Meeting, please follow the instructions below and register to attend by December 5, 2024 at 11:00 a.m. (Central time). Please refer to the enclosed proxy statement as well as the information below for details on the proposal.

At the Meeting, shareholders of the Fund will be asked to approve a change in the Fund’s classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment policy (the “Proposal”). As described in the enclosed proxy statement, the Proposal would allow the Fund’s investment teams greater flexibility to deliver results through their highest conviction positions.

The Board of Trustees of the Trust recommends that you vote “FOR” the Proposal as further described in the enclosed proxy statement.

Your vote is important to us. Please review the enclosed proxy statement and vote your shares today. There are several ways in which you can cast your vote. To vote, you may use any of the following methods:

•	By Internet. Have your proxy card available. Go to the website listed on your card. Follow the instructions found on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number 1-800-690-6903. Follow the recorded instructions.

•	By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

•

At the Meeting over the Internet. Shareholders of record as of the close of business on the Record Date will be able to attend and participate in the virtual Meeting by registering online at https://www.viewproxy.com/BridgeBuilder/broadridgevsm/. Please plan to register prior to the Meeting, by December 5, 2024 at 11:00 a.m. (Central time). Even if you plan to attend the Meeting, we recommend that you also authorize your proxy as described herein so that your vote will be counted if you decide not to attend the Meeting. Please see the “Voting, Quorum and Other Matters” section in the accompanying proxy statement for more details regarding the logistics of the virtual format of the Meeting.

If you have any questions before you vote, please call Broadridge Financial Solutions, Inc., at the toll-free number 1-833-501-4829. They will be happy to help you understand the Proposal and assist you in voting.

Thank you for your attention and consideration of this important matter and for your investment in the Fund.

Sincerely,

/s/ Evan S. Posner

Evan S. Posner
Secretary

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

BRIDGE BUILDER LARGE CAP GROWTH FUND

a series of

BRIDGE BUILDER TRUST

12555 Manchester Road

St. Louis, Missouri 63131

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 6, 2024

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Bridge Builder Large Cap Growth Fund (the “Fund”), a series of Bridge Builder Trust (the “Trust”), will be held on Friday, December 6, 2024 at 9:00 a.m. Central Time. The Meeting will be held in virtual meeting format only, via the Internet, with no physical in-person meeting.

At the Meeting, shareholders of record of the Fund (“Shareholders”) will be asked to approve a change in the Fund’s classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment policy (the “Proposal”), and to transact such other business, if any, as may properly come before the Meeting. Please take some time to read the enclosed Proxy Statement. It discusses the Proposal in more detail.

Shareholders of record of the Fund at the close of business on October 18, 2024 are entitled to notice of and to vote at the Meeting (or any adjournment or postponement thereof) on the Internet by virtual means. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, telephone, over the Internet or by participating in the Meeting virtually. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide. To participate in the Meeting virtually, shareholders must register in advance by visiting https://www.viewproxy.com/BridgeBuilder/broadridgevsm/ and submitting the requested required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Fund’s proxy tabulator. Please plan to register prior to the Meeting, by December 5, 2024 at 11:00 a.m. (Central time). If you have questions, please call 1-833-501-4829.

Shareholders whose shares are held by a broker-dealer, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. Once shareholders have obtained a new control number, they must visit https://www.viewproxy.com/BridgeBuilder/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting. After shareholders have submitted their registration information, they will receive an e-mail from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. These voting methods will save money. Whichever method you choose, please take the time to read the Proxy Statement before you vote. The Board of Trustees of the Trust recommends that you vote “FOR” the Proposal.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on December 6, 2024.

The Proxy Statement is available on the Internet at www.proxyvote.com.

By Order of the Board of Trustees

/s/ Evan S. Posner

Evan S. Posner
Secretary

BRIDGE BUILDER LARGE CAP GROWTH FUND

a series of

BRIDGE BUILDER TRUST

12555 Manchester Road

St. Louis, Missouri 63131

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 6, 2024

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Bridge Builder Trust (the “Trust”) for use at the Special Meeting of Shareholders of Bridge Builder Large Cap Growth Fund (the “Fund”), a series of the Trust, to be held on Friday, December 6, 2024 at 9:00 a.m. Central Time, and at any adjourned or postponed session thereof (such special meeting and any adjournment or postponement thereof are hereinafter referred to as the “Meeting”). The Meeting will not be held in person but rather will be held as a virtual meeting. Shareholders of record of the Fund at the close of business on October 18, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. This Proxy Statement and the accompanying notice of special meeting and proxy card are first being mailed to shareholders on or about November 14, 2024.

At the Meeting, shareholders of record of the Fund will be asked to approve a change in the Fund’s classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment policy, and to transact such other business, if any, as may properly come before the Meeting. The proposed change is intended to allow the Fund’s investment teams greater flexibility to deliver results through their highest conviction positions.

Each full share of the Fund will be entitled to one vote at the Meeting, and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

In this Proxy Statement, the term “Board” refers to the Board of Trustees of the Trust, and the term “Trustee” refers to each trustee of the Trust. A Trustee who is not an “interested person,” as defined in the 1940 Act, of the Trust is referred to in this Proxy Statement as an “Independent Trustee.” Bridge Builder Trust is referred to in this Proxy Statement as the “Trust.” The Bridge Builder Large Cap Growth Fund is referred to in this Proxy Statement as the Fund.

PROPOSAL: TO APPROVE A CHANGE IN THE FUND’S CLASSIFICATION UNDER THE 1940 ACT FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” AND TO ELIMINATE THE FUND’S RELATED FUNDAMENTAL INVESTMENT POLICY

It is proposed that shareholders of the Fund approve a change in the Fund’s classification under the 1940 Act from “diversified” to “non-diversified” and the elimination of the Fund’s related fundamental investment policy (the “Proposal”). A change in the Fund’s classification from “diversified” to “non-diversified” requires shareholder approval under the 1940 Act.

Under the 1940 Act, a mutual fund is classified as “diversified” or “non-diversified”, which governs its ownership of securities of issuers. The Fund currently is classified as a diversified fund for purposes of the 1940 Act and has adopted a related fundamental investment policy, which prohibits it from making any investment inconsistent with its classification as a “diversified” fund. As a “diversified” fund, the Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies, such as mutual funds) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund. Pursuant to the Fund’s “diversified” classification, the Fund is currently limited in its ownership of securities of any single issuer.

Following the recommendation of the Fund’s investment adviser, Olive Street Investment Advisers, LLC (the “Adviser”), the Board has approved a change to the Fund’s classification under the 1940 Act to “non-diversified” and the elimination of the Fund’s related fundamental investment policy, subject to the approval of the Fund’s shareholders. This fundamental investment policy, which may only be changed and eliminated with shareholder approval, currently provides:

“[The] Fund may purchase securities of an issuer, except if such purchase is inconsistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.”

If shareholders approve the Proposal to change the Fund’s classification to “non-diversified”, the Fund’s related fundamental investment policy will be eliminated.

The Fund’s portfolio is constructed by the Adviser by combining the investment styles and strategies of multiple sub-advisers that have been retained by the Adviser. The Adviser selects sub-advisers who it believes will be able to add value to the Fund through security selection or allocations to securities, markets, or strategies. Each sub-adviser uses its own proprietary and/or external research and securities selection processes to manage its allocated portion of the Fund’s assets. The Adviser believes that the Fund is best served when the sub-advisers have the necessary flexibility to deliver their investments results through their highest conviction positions. The Adviser further believes that the sub-advisers’ flexibility to deliver their investment results for the Fund is best constrained by reference to the investment mandate for which they were hired to implement for the Fund by the Adviser as opposed to the 1940 Act diversification requirements.

Over the past few years, a handful of stocks of large growth-oriented companies in the United States have experienced extraordinary increases in market capitalization. This has resulted in significantly more concentration in the large cap growth segment of the market than has been the case historically, and this concentration has also persisted longer than it has historically. This is reflected in the top holdings of the Russell 1000 Growth Index (the “Index”), which serves as the Fund’s performance benchmark. The Index measures the performance of the large cap growth segment of the U.S. equity universe and includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. As of August 30, 2024, approximately 46.8% of the Index is allocated to issuers that each individually constitutes over 5% of the Index.

Although the Fund is not an index fund, the portfolio managers of the sub-advisers do select securities from the Index’s universe and the Fund’s performance is measured against the Index. Currently, the Fund is not able to invest in these large Index constituents in similar proportions as the Index because of the Fund’s “diversified” classification. This limitation introduces unintended, relative risks within the Fund as compared to the Index. In addition, this limitation prevents the Fund’s portfolio managers from exercising maximum stock selection flexibility because they cannot choose to equal or overweight these positions relative to the benchmark even if such equal or overweight is their desired portfolio weighting. As a result, this limitation lessens the impact that sub-adviser stock selection has on the Fund’s return. Further, this limitation may put the Fund at a competitive disadvantage against those of its peer funds with otherwise similar investment strategies that operate as non-diversified investment companies.

The Adviser believes that changing the Fund’s classification to “non-diversified” is in the best interests of the Fund and its shareholders because it provides the Fund’s sub-advisers additional flexibility to deliver results through their highest conviction positions. For example, this change would provide the sub-advisers with increased flexibility to invest a greater portion of the Fund’s assets in one or more of these large Index constituents, if desired for investment purposes pursuant to the sub-adviser’s investment process. The Adviser further believes this additional flexibility will allow the Adviser to better align the Fund’s portfolio with the Adviser’s investment philosophy and portfolio construction process with respect to a large cap growth strategy, and allow the Fund to continue to grow unconstrained by the diversification limits.

If the shareholders approve the Proposal, the Fund may be subject to additional investment risks. As a “non-diversified” fund, the Fund would be permitted to invest a greater portion of its assets in a single issuer or small group of issuers than a “diversified” fund. “Non-diversified” funds typically hold fewer securities than “diversified” funds do. Consequently, the change in value of any one security may affect the overall value of a “non-diversified” portfolio more than it would a “diversified” portfolio. A “non-diversified” fund is therefore more susceptible to adverse developments affecting any single issuer held in its portfolio than a “diversified” fund, and may be more susceptible to greater losses because of such developments. In addition, greater ownership of a smaller number of issuers may make the Fund more susceptible to economic, business, political or other factors affecting the issuers in which it invests.

Although the Fund would no longer be subject to the 1940 Act diversification requirements, if the shareholders of the Fund approve the Proposal at the Meeting, the Fund intends to continue to comply with the federal tax diversification requirements under Subchapter M of the Internal Revenue Code (“IRC”). For purposes of the IRC, the Fund operates as a “regulated investment company”. As a regulated investment company under the IRC, the Fund must diversify its holdings so that, in general, at the end of each quarter of its taxable year, (i) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer and (ii) with respect to at least 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

A non-diversified fund may from time to time temporarily operate in a diversified manner without losing its non-diversified status and, as a result, if the Proposal is approved, the Fund at times may not take full advantage of the greater flexibility afforded to a non-diversified fund. The Adviser will reserve the freedom of action to operate the Fund as non-diversified when it believes it would be in shareholders’ best interests to do so, provided that if the Fund does not operate as non-diversified within three years of shareholder approval, 1940 Act rules will require the Fund to again seek shareholder approval if the Fund wanted to reserve the freedom of action to operate the Fund as non-diversified.

While approval of the Proposal would provide the Adviser and sub-advisers with greater long-term flexibility in executing the Fund’s investment strategy by allowing increased exposures to certain holdings, it is not otherwise expected to affect the way the Adviser and sub-advisers currently manage the Fund. The investment objective and principal investment strategies for the Fund will not change as a result of the approval of the Proposal.

At a meeting held on October 17, 2024, the Board considered the recommendation of the Adviser to change the Fund’s classification to “non-diversified” and to eliminate the Fund’s related fundamental investment policy. The Board considered all relevant factors, including the rationale for the proposed change, the potential impact on the Fund and its risk profile of both the proposed change and not making the proposed change, and the estimated costs associated with seeking shareholder approval of the Proposal. At the meeting, the Adviser also made a presentation to, and responded to questions from, the Board regarding the Proposal and other matters relevant to the Board’s consideration of the Proposal. Based on its consideration of these matters, including the Adviser’s recommendation, the Board, including a majority of the Independent Trustees, approved the change in the Fund’s classification from “diversified” to “non-diversified” and the elimination of the Fund’s related fundamental investment policy and determined to recommend that shareholders of the Fund approve the Proposal.

If shareholders of the Fund approve the Proposal, the change in the Fund’s classification from “diversified” to “non-diversified” will become effective when the Fund’s registration statement is supplemented to reflect the approval of the Proposal. If shareholders of the Fund do not approve the Proposal, the Fund will continue to be a diversified fund and remain subject to the related fundamental investment policy.

REQUIRED VOTE

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding shares” of the Fund. A “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present virtually at the Meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

VOTING AUTHORITY OF EDWARD JONES

Fund shares are currently available only to investors participating in Edward Jones Advisory Solutions® (“Advisory Solutions”), Edward Jones Guided Solutions® (“Guided Solutions”) or Financial Advisor Managed Solutions™ (“FA Managed Solutions”) (each, an “Advisory Program”), each an investment advisory program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”), as well as current and former Trustees. Guided Solutions clients have retained the responsibility for voting proxies arising from any securities held in their account, including shares of the Fund.

Accordingly, Edward Jones does not exercise proxy voting authority for advisory clients in Guided Solutions and will not vote on the Proposal on behalf of Guided Solutions clients. Similarly, Edward Jones does not exercise proxy voting authority for clients in Advisory Solutions Unified Managed Account Models. For these clients, the unaffiliated investment adviser that serves as the overlay manager is responsible for voting proxies arising from any securities held in client accounts, including shares of the Fund. The unaffiliated investment manager will vote any shares of the Fund over which it has voting authority consistent with its proxy voting policies and procedures. The unaffiliated investment manager believes that it has adopted proxy voting policies and procedures that are reasonably designed to ensure that proxies are voted in the best economic interest of clients.

Unless a client has “opted out,” Advisory Solutions Fund Models clients and FA Managed Solutions clients have delegated proxy voting responsibility with respect to shares of the Fund held by the clients to Edward Jones pursuant to the terms of their respective separate agreements with Edward Jones. Accordingly, Edward Jones has the authority to vote on behalf of these clients the shares of the Fund held by the clients. Edward Jones will vote any shares of the Fund over which it has voting authority consistent with its proxy voting policies and procedures. Pursuant to Edward Jones’ proxy voting procedures, Edward Jones’ Proxy Policy Committee (the “Proxy Committee”) will determine if any material conflicts of interest arise with respect to Edward Jones voting on a proposal and, if it determines that no such material conflicts arise, the proposal is voted in accordance with the determination of the Proxy Committee.

Following careful analysis and consideration, the Proxy Committee determined that there are no material conflicts of interest that arise with respect to Edward Jones voting on the Proposal. Further, based on its considerations, the Proxy Committee concluded that approving the Proposal is in the best interests of the Fund and its shareholders and that the proxies solicited by the Fund held by certain Advisory Solutions Fund Models’ clients and FA Managed Solutions’ clients shall be voted FOR the Proposal.

In reaching these conclusions, the Proxy Committee considered a number of factors, including the following:

•

The Board, which is made up of a majority of Independent Trustees, voted to approve the change in the Fund’s classification from “diversified” to “non-diversified” and the elimination of the Fund’s related fundamental investment policy and determined to recommend that shareholders of the Fund approve the Proposal.

•

The Adviser’s recommendation for the diversification classification change will allow both the Adviser and sub-advisers increased flexibility to manage risk relative to the Index, which has become concentrated in some of its individual constituents and over which the Adviser has no control as to its composition or weighting.

•

The Adviser believes that changing the Fund’s classification to “non-diversified” is in the best interests of the Fund and its shareholders because it provides the Fund’s sub-advisers additional flexibility to deliver results through their highest conviction positions.

•

Other than providing the Adviser and sub-advisers with greater long-term flexibility in executing the Fund’s investment strategy by allowing increased exposures to certain holdings, the change in the Fund’s diversification is not otherwise expected to affect the way the Adviser and sub-advisers currently manage the Fund.

•	The investment objective and principal investment strategies for the Fund will not change as a result of the approval of the Proposal.

•	The Fund has represented that it intends to continue to seek to comply with the federal tax diversification requirements under Subchapter M of the IRC.

As of the Record Date, Edward Jones possessed voting power for approximately the percentage of shares of the Fund as follows:

Fund	Approximate Share Ownership

Bridge Builder Large Cap Growth Fund	[XX]%

Based on the foregoing voting authority, Edward Jones has the ability to control whether the Proposal is approved.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE CHANGE IN THE FUND’S CLASSIFICATION FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” AND THE ELIMINATION OF THE FUND’S RELATED FUNDAMENTAL INVESTMENT POLICY.

ADDITIONAL INFORMATION

NUMBER OF SHARES OF THE FUND

As of the Record Date, the Fund had the following shares issued and outstanding:

Fund	Shares Issued and Outstanding
Bridge Builder Large Cap Growth Fund	[INSERT]

OWNERSHIP OF THE FUND

As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, 5% or more of the shares of the Fund. As of the Record Date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund’s outstanding shares.

Name and Address	% Ownership
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	[99.XX]%

SERVICE PROVIDERS

The names and addresses of the Fund’s Adviser and sub-advisers are listed in the table below.

Name and Address	Adviser/Sub-adviser
Olive Street Investment Advisers, LLC 12555 Manchester Road St. Louis, MO 63131	Adviser
BlackRock Investment Management, LLC 1 University Square Drive Princeton, New Jersey 08540	Sub-adviser
Jennison Associates LLC 466 Lexington Avenue New York, NY 10017	Sub-adviser
Lazard Asset Management LLC 30 Rockefeller Plaza, 55th Floor New York, NY 10112	Sub-adviser
Sustainable Growth Advisers, LP 301 Tresser Boulevard, Suite 1310 Stamford, CT 06901	Sub-adviser

ALPS Distributors, Inc., the Fund’s Distributor, is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Brown Brothers Harriman & Co., the Fund’s Administrator, is located at 50 Post Office Square, Boston, Massachusetts 02110.

PAYMENT OF EXPENSES

All expenses related to conducting this proxy, including, but not limited to, legal fees, the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies, if any, will be allocated to the Fund.

Solicitation may be made by letter or telephone by officers or employees of the Adviser and its affiliates and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Fund will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of the Fund’s shares.

In addition, the Fund has retained Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitation firm, to assist in the solicitation of proxies. Broadridge may solicit proxies personally and by telephone. It is estimated that the mailing service, proxy solicitation costs, and postage and printing costs associated with this Proxy Statement will be approximately $369,000, plus reimbursements of out-of-pocket expenses.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

For a free copy of the Fund’s annual report dated June 30, 2024, the Fund’s Form N-CSR dated June 30, 2024 or the Fund’s semi-annual report dated December 31, 2023, shareholders of the Fund may visit www.bridgebuildermutualfunds.com/literature, call 1-855-823-3611, or write to the Fund at:

Mailing Address:

Bridge Builder Trust

P.O. Box 219062

Kansas City, MO 64121-9062

Overnight Address:

Bridge Builder Trust

430 W 7th Street, Suite 219062

Kansas City, MO 64105-1407

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is organized as a Delaware statutory trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders wishing to submit written communications to the Board or an individual Trustee should send their communications to Bridge Builder Trust, 12555 Manchester Road, St. Louis, Missouri 63131.

VOTING, QUORUM, ADJOURNMENT AND OTHER MATTERS

Only shareholders of record on the Record Date will be entitled to participate and vote at the Meeting on the Internet by virtual means. To participate in the Meeting virtually, shareholders must register in advance by visiting https://www.viewproxy.com/BridgeBuilder/broadridgevsm/ and submitting the requested required information to Broadridge, the Fund’s proxy tabulator. Please plan to register prior to the Meeting, by December 5, 2024 at 11:00 a.m. (Central time). Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or virtually at the Meeting. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting virtually at the Meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Fund at 1-855-823-3611.

All proxy cards that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment or postponement thereof according to the instructions on the proxy card. If no contrary direction is given on an executed proxy card, it will be voted FOR the change in the Fund’s classification under the 1940 Act from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment policy.

Shareholders whose shares are registered directly with the Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker-dealer, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration must be received by 11:00 a.m. Central Time, on December 5, 2024. Shareholders should consider registering well in advance of the scheduled time in order to avoid any potential issues in becoming registered. Once shareholders have obtained a new control number, they must visit https://www.viewproxy.com/BridgeBuilder/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting.

The presence virtually or by proxy of shareholders of the Fund holding one-third of the outstanding shares entitled to vote constitutes a quorum for the transaction of business at the Meeting. For purposes of determining the presence of a quorum, abstentions will be counted as present; however, they will have the effect of a vote AGAINST the Proposal.

“Broker non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the Proposal.

However, pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters. Because the Proposal is considered non-routine and is the only proposal expected to be voted on at the Meeting, the Fund does not expect to receive any broker non-votes in connection with this solicitation. Accordingly, the Fund expects that broker non-votes will have no impact on establishing quorum or the votes cast for or against the Proposal.

In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained by the date of the Meeting, or, in the event that the Proposal does not receive sufficient votes for approval, whether or not a quorum is present, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In addition, if, in the judgment of persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable period or periods. Any adjournment of the Meeting will require an affirmative vote by the Chairman of the Meeting or an affirmative vote of the majority of the shares represented at the Meeting, either virtually or represented by proxy and entitled to vote at the Meeting. In the event of an adjournment, no further notice will be given other than an announcement at the Meeting when the adjournment determination is made.

SHAREHOLDERS SHARING THE SAME ADDRESS

If two or more Fund shareholders share the same address, only one copy of this Proxy Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Please call 1-833-501-4829 if you would like to receive a separate copy of this Proxy Statement. The Proxy Statement is also available on the Internet at www.proxyvote.com. Please call 1-855-823-3611 or forward a written request to the following addresses if you would like to: (1) receive your annual reports, semi-annual reports or proxy or information statements separately in the future; or (2) request delivery of a single copy of annual reports, semi-annual reports or proxy or information statements if you are currently receiving multiple copies at a shared address:

Mailing Address:

Bridge Builder Trust

P.O. Box 219062

Kansas City, MO 64121-9062

Overnight Address:

Bridge Builder Trust

430 W 7th Street, Suite 219062

Kansas City, MO 64105-1407

General

No business other than the matter described herein is expected to come before the Meeting, but should any other business properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their judgment of the best interests of the Fund.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING VIRTUALLY AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, BY TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON THE PROXY CARD.

By Order of the Board of Trustees

/s/ Evan S. Posner

Evan S. Posner
Secretary

BRIDGE BUILDER TRUST EDWARD JONES 12555 MANCHESTER ROAD ST. LOUIS, MO 63131-3729

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com or scan the QR Barcode above

3) Follow the instructions provided on the website.

To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

To attend and vote at the virtual meeting, please register by going to Virtual Shareholder Meeting at https://www.viewproxy.com/BridgeBuilder/broadridgevsm/

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V57775-S97591       KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL:		For	Against	Abstain

1.	To approve a change in the Fund’s classification from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment policy.	☐	☐	☐

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope. Note: Please be sure to sign and date this proxy.

Please sign exactly as your name(s) appear(s) on the books of the Fund and date. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of

Shareholders to be Held on December 6, 2024. The Proxy Statement is available at:

www.proxyvote.com.

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V57776-S97591

BRIDGE BUILDER LARGE CAP GROWTH FUND

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of Bridge Builder Large Cap Growth Fund (the “Fund”), a series of Bridge Builder Trust (the “Trust”), hereby nominates, constitutes and appoints Colleen Dean, Evan S. Posner and Aaron J. Masek, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on October 18, 2024 at a Special Meeting of Shareholders of the Fund to be held virtually at 9:00 a.m. Central Time on December 6, 2024 at https://www.viewproxy.com/BridgeBuilder/broadridgevsm/ and at any and all adjournments or postponements thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal set forth below, as more fully described in the Proxy Statement for the Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned.

If you sign the proxy without otherwise indicating a vote on the proposal, this proxy will be voted “FOR” the proposal. As to any other matter that may properly come before the Meeting, the shares will be voted by the proxies in accordance with their judgment.

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued on the reverse)